Commitment and Contingencies	12 Months Ended
Mar. 31, 2026
Commitment and Contingencies [Abstract]
Commitment and Contingencies
19	Commitment and Contingencies

For the details on future minimum lease payment under the non-cancelable operating leases as of March 31, 2026 please refer to section headed “Leases” set forth in the Notes to the Consolidated Financial Statements.

As of March 31, 2025 and 2026, the Company did not have any capital commitments and contingencies. The Company is not currently a party to any material legal or administrative proceedings. From time to time, the Company may be subject to claims or legal proceedings arising in the ordinary course of business; however, the Company does not believe that any such matters, individually or in the aggregate, would have a material adverse effect on its financial condition, results of operations, or cash flows.